BUSINESS COMBINATIONS AND INVESTMENTS - Assets Acquired and Liabilities Assumed (Details) - CAD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Net assets acquired
Cash and cash equivalents recognised as of acquisition date	$ 9.3	$ 6.9
Net working capital, including cash acquired of $9.3 million and $6.9 million, respectively	6.1	(26.4)
Property and equipment	373.5	469.5
Intangible assets	105.0	453.3
Goodwill	119.8	529.8
Lease obligations	(0.4)	(29.7)
Long-term debt	0.0	(182.5)
Other long-term liabilities	(2.4)	(1.1)
Landfill closure and post-closure obligations	(16.5)	(18.3)
Deferred income tax assets	6.1
Deferred income tax liabilities		(83.5)
Net assets acquired	591.2	1,111.1
Acquisition-date fair value of total consideration transferred
Share capital in subsidiary issued	0.0	7.4
Cash paid	591.2	897.8
Contribution from non-controlling interest	0.0	205.9
Total Consideration	$ 591.2	$ 1,111.1